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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                               -------------------

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                 AUGUST 21, 2001


                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


               1-9466                                    13-3216325
      (Commission File Number)                (IRS Employer Identification No.)

      3 WORLD FINANCIAL CENTER
         NEW YORK, NEW YORK                                 10285
       (Address of principal                             (Zip Code)
         executive offices)


              Registrant's telephone number, including area code:
                                 (212) 526-7000



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Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

         The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 333-61878 as exhibits thereto and are filed as part of this Report.

4.01 Global Security representing the Registrant's PORTFOLIO RANGERSSM, PORTFOLIO Risk AdjustiNG Equity Range SecuritiesSM, Notes Due August 21, 2003, Based Upon a Basket of Ten Stocks (FILED HEREWITH)

4.02 Calculation Agency Agreement, dated as of August 21, 2001, between the Registrant and Lehman Brothers Inc., as calculation agent, relating to the PORTFOLIO RANGERSSM, PORTFOLIO Risk AdjustiNG Equity Range SecuritiesSM, Notes Due August 21, 2003, Based Upon a Basket of Ten Stocks (FILED HEREWITH)



                                       2

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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 LEHMAN BROTHERS HOLDINGS INC.



                                                 By:  /s/ Oliver Budde
                                                      --------------------
                                                      Oliver Budde
                                                      Vice President





Date: August 21, 2001




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                                  EXHIBIT INDEX



EXHIBIT NO.  EXHIBIT

4.01 Global Security representing the Registrant's PORTFOLIO RANGERSSM, PORTFOLIO Risk AdjustiNG Equity Range SecuritiesSM, Notes Due August 21, 2003, Based Upon a Basket of Ten Stocks (FILED HEREWITH)

4.02 Calculation Agency Agreement, dated as of August 21, 2001, between the Registrant and Lehman Brothers Inc., as calculation agent, relating to the Registrant's PORTFOLIO RANGERSSM, PORTFOLIO Risk AdjustiNG Equity Range SecuritiesSM, Notes Due August 21, 2003, Based Upon a Basket of Ten Stocks (FILED HEREWITH)